UAM FUNDS TRUST

Jacobs International Octagon Portfolio
Institutional Class Shares

Supplement dated September 24, 1998
To the Prospectus dated July 17, 1998


The prospectus of the portfolio is hereby revised to permit the portfolio to invest at least 80% of its total assets in the equity securities of developed and emerging markets in at least three countries outside the United States. In addition, under normal circumstances, the portfolio may invest approximately 40% of its total assets in small capitalization companies.